SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): June 28, 2004

HearUSA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11655	22-2748248

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1250 Northpoint Parkway
West Palm Beach, Florida	33407

(Address of Principal Executive Offices)	(Zip Code)
(561) 478-8770

Registrant’s telephone number, including area code:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release issued June 28, 2004 announcing the Company’s revenue expectations for the quarterly period ended June 26, 2004.

Item 12. Results of Operations and Financial Condition

On June 28, 2004, HearUSA, Inc. (the “Company”) announced its revenue expectations for the fiscal quarter ended June 26, 2004. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The attached press release contains forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995, including the Company’s expectation for the quarter ended June 26, 2004 that revenues will be approximately $18.2 million. Potential risks and uncertainties include such factors as the final reconciliation of the Company’s books and records for the quarter ended June 26, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARUSA, INC.
(Registrant)

Date: June 28, 2004	By:	/s/ Stephen J. Hansbrough

Name: Stephen J. Hansbrough
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued June 28, 2004 announcing the Company’s revenue expectations for the quarterly period ended June 26, 2004.